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                                                                 EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


Texas Utilities Company:

We consent to the incorporation by reference in Registration Statement No. 333-32833 on Form S-8 of our report dated September 3, 1999, appearing in this Annual Report on Form 11-K of the Deferred Compensation Plan for Outside Directors of Texas Utilities Company for the year ended June 30, 1999.



DELOITTE & TOUCHE LLP

Dallas, Texas
September 21, 1999
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